UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2019

Riverview Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38627	38-3917371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3901 North Front Street, Harrisburg, Pennsylvania		17110
(Address of principal executive offices)		(Zip Code)

(717) 827-4042

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIVE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

APPLICABLE ONLY TO CORPORATE ISSUERS:

Indicate the number of shares outstanding of the registrant’s common stock, as of the latest practicable date: 9,163,265 shares at June 10, 2019.

CURRENT REPORT ON FORM 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Departure of Directors

Effective as of the June 13, 2019 Annual Meeting of Shareholders, Charles R. Johnston, Jr. retired as a director of Riverview Financial Corporation (the “Company”) and Riverview Bank (the “Bank”) in accordance with the terms of Riverview’s Bylaws, which does not permit the nomination of any individual as a director who attains the age of 70 years on or before the date of the Annual Meeting.

In addition, Andrew J. Kohlhepp provided notice of his decision to resign as a director of the Company and the Bank for personal reasons, effective as of the June 13, 2019 Annual Meeting. Mr. Kohlhepp’s decision to resign was not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices.

The Board of Directors voted unanimously to eliminate the two board seats previously occupied by Messrs. Johnston and Kohlhepp, and as a result, the full size of the Board will be reduced to thirteen (13) members, effective as of the June 13, 2019 Annual Meeting.

(e) Approval of the Riverview Financial Corporation 2019 Equity Incentive Plan

On June 13, 2019, shareholders of the Company approved the Riverview Financial Corporation 2019 Equity Incentive Plan, which provides grants of stock-based awards to officers, employees and directors of the Company and Riverview Bank. A description of the material terms of the plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 23, 2019 and the Company’s definitive additional materials for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on May 9, 2019. A copy of the plan is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 13, 2019, at which the Company’s shareholders were asked to vote on the following issues: (1) the election of four (4) Class 3 directors to serve a three-year term ending in 2022; (2) to approve and adopt the Riverview Financial Corporation 2019 Equity Incentive Plan; and (3) the ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019.

The Board of Directors approved April 15, 2019 as the Annual Meeting record date for the determination of those shareholders that were entitled to notice and vote at the Annual Meeting. As of the record date there were 7,806,173 issued and outstanding shares of no par value voting common stock. A total of 5,957,102 shares of common stock were voted at the Annual Meeting either in person or by proxy.

The following is a summary of the voting results for the matters presented to the shareholders:

Proposal 1 – Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Albert J. Evans	4,055,864	454,159	1,447,079
David W. Hoover	3,934,505	575,518	1,447,079
Kevin D. McMillen	3,998,607	511,416	1,447,079
Carl W. Metzgar	4,008,972	501,051	1,447,079

Proposal 2 – Approval and adoption of the Riverview Financial Corporation 2019 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
3,556,184	721,223	232,616	1,447,079

Proposal 3 – Ratification of the appointment of Crowe LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain
5,839,059	78,324	39,719

Item 8.01	Other Events

On June 13, 2019, Riverview Financial Corporation held its Annual Meeting. The presentation for the Annual Meeting, attached as Exhibit 99.1 and incorporated by reference, is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

Exhibit Number	Description

10.1	Riverview Financial Corporation 2019 Equity Incentive Plan (incorporated by reference to Exhibit A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 23, 2019 (001-38627)).

99.1	Riverview Financial Corporation Annual Meeting Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto, duly authorized.

RIVERVIEW FINANCIAL CORPORATION
(Registrant)

Dated: June 17, 2019	/s/ Brett D. Fulk
Brett D. Fulk
Chief Executive Officer